                                                                   Exhibit 10(h)


                  FORM OF INDEMNIFICATION ASSURANCE AGREEMENT
                  -------------------------------------------


                         [Bethlehem Steel Corporation]



[Name and Address of
Director or Officer]

Dear                :

     This letter will confirm the agreement and understanding between Bethlehem Steel Corporation (the "Company") and you regarding your service as a [Director/Officer] of the Company.

     It is and has been the policy of the Company to indemnify its officers and directors against any costs, expenses and other liabilities to which they may become subject by reason of their service to the Company, and to insure its directors and officers against such liabilities, as and to the extent permitted by applicable law and in accordance with the principles of good corporate governance. In this regard, the Company's By-laws (Article IX) require that the Company indemnify and advance costs and expenses to (collectively, "indemnify") its directors and officers as permitted by Delaware law. A copy of the relevant provisions of the Company's By-laws, as amended, is attached hereto.

     In consideration of your service as a [Director/Officer] of the Company, the Company shall indemnify you, and hereby confirms its agreement to indemnify you, to the full extent provided by applicable law and the By-laws of the Company as currently in effect. In particular, as provided by the By-laws, the Company shall make any necessary determination as to your entitlement to indemnification in respect of any liability within 60 days of receiving a written request from you for indemnification against such liability. You have agreed to provide the Company with such information or documentation as the Company may reasonably request to evidence the liabilities against which indemnification is sought or as may be necessary to permit the Company to submit a claim in respect thereof under any applicable directors and officers liability insurance or other liability insurance policy. You have further agreed to cooperate with the Company in the making of any determination regarding your entitlement to indemnification. If the Company does not make a determination within the required 60-day period, a favorable determination will be deemed to be made, and you shall be entitled to payment, subject only to your written agreement to refund such payment if a contrary determination is later made and the delay was by reason of the inability of the Company to make such determination within the 60-day period. In the event the Company shall determine that you are not entitled to indemnification, the Company shall give you written notice thereof specifying the reason therefor, including any determinations of fact or conclusions of law relied upon in reaching such determination. Notwithstanding any determination made by the Company that you are not entitled to indemnification, you shall be entitled to seek a de novo judicial determination of your right to indemnification under the
       -- ----
By-laws and this agreement by commencing an appropriate action therefor within 180 days after the Company shall notify you of its determination. The Company shall not oppose any such action by reason of any prior determination made by it as to your right to indemnification or, except in good faith, raise any objection not specifically relating to the merits of your indemnification claim or not considered by the Company in making its own determination. In any such proceeding, the Company shall bear the burden of proof in showing that your conduct did not meet the applicable standard of conduct required by the By-laws or applicable law for indemnification. It is understood that, as provided in
Section 4 of Article IX of the By-laws, any expenses incurred by you in any investigation or proceeding by the Company or before any court commenced for the purpose of making any such determination shall be reimbursed by the Company. No future amendment of the By-laws shall diminish your rights under this agreement, unless you shall have consented to such amendment.

     Your right to indemnification as aforesaid shall be in addition to any right to remuneration to which you may from time to time be entitled as a [Director/Officer].

     It is understood and agreed that your right to indemnification shall not entitle you to continue in your present position with the Company or any future position to which you may be appointed or elected and that you shall be entitled to indemnification under the By-laws only in respect to liabilities arising out of acts or omissions or alleged acts or omissions by you as a [Director/Officer] or as otherwise provided by the By-laws, but you shall be entitled to such indemnification with respect to any such liability, whether incurred or arising during or after your service as a [Director/Officer] and whether before or after the date of this letter, in respect of any claim, cause, action, proceeding or investigation, whether commenced, accruing or arising during or after your service as a [Director/Officer] and whether before or after the date of this letter.

     In further consideration of your service as a [Director/Officer] of the Company, the Company in connection with its indemnification policy has arranged for the issuance of, and you shall be entitled to the benefits of, an "Irrevocable Straight Standby Letter of Credit" issued by Morgan Guaranty Trust Company of New York. Said letter of credit has been arranged for the purpose of assuring payment to you, certain other current and former directors and officers of the Company and future directors, officers and employees of the Company and its affiliates designated by the Board of Directors of the Company ("Indemnitees") of any amounts to which you and they may become entitled as indemnification pursuant to the By-laws in the event that, for any reason, the Company shall fail promptly to pay to you, upon written request therefor, any such indemnification, said assurance for all Indemnitees being limited at any time to $5,000,000 in aggregate amount.

The Company understands that there has been established an irrevocable trust, the Bethlehem Indemnification Trust, for which First Valley Bank, Bethlehem, Pennsylvania, acts as trustee, for the purpose, among other things, of administering the respective interests of the Indemnitees in said letter of credit, and the Company has consented to the issuance and delivery of said letter of credit to the Bethlehem Indemnification Trust. Unless renewed or replaced by a comparable letter of credit in the amount of $5,000,000, the full undrawn amount of said letter of credit may be drawn upon prior to the expiration thereof. Drawings on said letter of credit may be arranged through the Bethlehem Indemnification Trust, as provided by the trust agreement therefor, by contacting the First Valley Bank, One Bethlehem Plaza, Bethlehem, Pennsylvania 18018. You have agreed to repay to the Bethlehem Indemnification Trust any amount paid to you by such trust (i) if it shall ultimately be determined (by the Company and upon expiration of the 180-day period for commencement of a judicial proceeding for a de novo determination or by a
                                            -- ----
final judicial determination) that you are not entitled under this agreement or otherwise to indemnification from Bethlehem in respect of the liability for which you shall have received payment or (ii) if you shall subsequently receive payment in respect of such liability from any liability insurer or from Bethlehem or any successor thereto. It is agreed that, in addition to the rights of any other person to do so, the Company shall have the right to compel any repayment to the Bethlehem Indemnification Trust so required.

     This agreement shall terminate upon the later of (i) the tenth anniversary of the date on which you shall cease to be a director or officer of the Company or (ii) the final termination or resolution of all actions, suits, proceedings or investigations commenced within such ten-year period and relating to the Company or any of its affiliates or your services thereto to which you may be or become a party and of all claims for indemnification by you under this agreement or against the Bethlehem Indemnification Trust asserted within such ten-year period.

     This agreement supersedes any and all prior agreements between the Company and you relating to the subject matter hereof. It is understood and agreed that this agreement is binding upon the Company and its successors and shall inure to your benefit and that of your heirs, distributees and legal representatives. This agreement, and the interpretation and enforcement hereof, shall be governed by the laws of the State of Delaware. In confirmation of the provisions of the Company's By-laws, the Company hereby agrees to pay, and you shall be held harmless from and indemnified against, any costs and expenses (including attorneys' fees) which you may reasonably incur in connection with any challenge to the validity of, or the performance and enforcement of, this agreement, in the same manner as provided by the Company's By-laws.

     If the foregoing is in accordance with your understanding of our agreement, kindly countersign the enclosed copies of this letter, whereupon this letter shall become a binding agreement in accordance with the laws of the State of Delaware.

                                     Very truly yours,

                                     BETHLEHEM STEEL CORPORATION


                                     By: _______________________________



-------------------------------
[Signature of Director/Officer]

                                                                      Schedule A
                                                                      ----------

1. Indemnification Assurance Agreement dated August 22, 1986 between Bethlehem Steel Corporation and Curtis H. Barnette.

2. Indemnification Assurance Agreement dated August 22, 1986 between Bethlehem Steel Corporation and Silas S. Cathcart.

3. Indemnification Assurance Agreement dated August 22, 1986 between Bethlehem Steel Corporation and George P. Jenkins.

4. Indemnification Assurance Agreement dated August 22, 1986 between Bethlehem Steel Corporation and Reginald H. Jones.

5. Indemnification Assurance Agreement dated August 22, 1986 between Bethlehem Steel Corporation and Winthrop Knowlton.

6. Indemnification Assurance Agreement dated August 22, 1986 between Bethlehem Steel Corporation and Russell E. Palmer.

7. Indemnification Assurance Agreement dated August 22, 1986 between Bethlehem Steel Corporation and Ellmore C. Patterson.

8. Indemnification Assurance Agreement dated August 22, 1986 between Bethlehem Steel Corporation and Dean P. Phypers.

9. Indemnification Assurance Agreement dated August 22, 1986 between Bethlehem Steel Corporation and William W. Scranton.

10. Indemnification Assurance Agreement dated August 22, 1986 between Bethlehem Steel Corporation and Donald H. Trautlein.

11. Indemnification Assurance Agreement dated August 22, 1986 between Bethlehem Steel Corporation and Walter F. Williams.

12. Indemnification Assurance Agreement dated August 22, 1986 between Bethlehem Steel Corporation and Lonnie A. Arnett.

13. Indemnification Assurance Agreement dated August 22, 1986 between Bethlehem Steel Corporation and D. Sheldon Arnot.

14. Indemnification Assurance Agreement dated August 22, 1986 between Bethlehem Steel Corporation and Robert W. Cooney.

15. Indemnification Assurance Agreement dated August 22, 1986 between Bethlehem Steel Corporation and Frank S. Dickerson, III.

16. Indemnification Assurance Agreement dated August 22, 1986 between Bethlehem Steel Corporation and George T. Fugere.

17. Indemnification Assurance Agreement dated August 22, 1986 between Bethlehem Steel Corporation and John A. Jordan, Jr.

18. Indemnification Assurance Agreement dated August 22, 1986 between Bethlehem Steel Corporation and James F. Kegg.

19. Indemnification Assurance Agreement dated August 22, 1986 between Bethlehem Steel Corporation and David H. Klinges.

20. Indemnification Assurance Agreement dated August 22, 1986 between Bethlehem Steel Corporation and Edward H. Kottcamp, Jr.

21. Indemnification Assurance Agreement dated August 22, 1986 between Bethlehem Steel Corporation and James H. Leonard.

22. Indemnification Assurance Agreement dated August 22, 1986 between Bethlehem Steel Corporation and Gary L. Millenbruch.

23. Indemnification Assurance Agreement dated August 22, 1986 between Bethlehem Steel Corporation and C. Adams Moore.

24. Indemnification Assurance Agreement dated August 22, 1986 between Bethlehem Steel Corporation and Reynold Nebel.

25. Indemnification Assurance Agreement dated August 22, 1986 between Bethlehem Steel Corporation and James C. Van Vliet.

26. Indemnification Assurance Agreement dated August 22, 1986 between Bethlehem Steel Corporation and Robert C. Wilkins.

27. Indemnification Assurance Agreement dated December 29, 1986 between Bethlehem Steel Corporation and Larry L. Adams.

28. Indemnification Assurance Agreement dated December 29, 1986 between Bethlehem Steel Corporation and Benjamin C. Boylston.

29. Indemnification Assurance Agreement dated January 28, 1987 between Bethlehem Steel Corporation and Herman E. Collier.

30. Indemnification Assurance Agreement dated January 28, 1987 between Bethlehem Steel Corporation and Edwin A. Gee.

31. Indemnification Assurance Agreement dated January 28, 1987 between Bethlehem Steel Corporation and Thomas L. Holton.

32. Indemnification Assurance Agreement dated March 1, 1987 between Bethlehem Steel Corporation and Roger P. Penny.

33. Indemnification Assurance Agreement dated May 27, 1987 between Bethlehem Steel Corporation and Andrew M. Weller.

34. Indemnification Assurance Agreement dated January 27, 1988 between Bethlehem Steel Corporation and John B. Curcio.

35. Indemnification Assurance Agreement dated January 27, 1988 between Bethlehem Steel Corporation and William C. Hittinger.

36. Indemnification Assurance Agreement dated January 27, 1988 between Bethlehem Steel Corporation and William A. Pogue.

37. Indemnification Assurance Agreement dated September 27, 1989 between Bethlehem Steel Corporation and Robert McClements, Jr.

38. Indemnification Assurance Agreement dated September 27, 1989 between Bethlehem Steel Corporation and John L. Kluttz.

39. Indemnification Assurance Agreement dated June 27, 1990 between Bethlehem Steel Corporation and Duane R. Dunham.

40. Indemnification Assurance Agreement dated September 26, 1990 between Bethlehem Steel Corporation and John F. Ruffle.

41. Indemnification Assurance Agreement dated May 1, 1991 between Bethlehem Steel Corporation and Carl F. Meitzner.

42. Indemnification Assurance Agreement dated July 1, 1991 between Bethlehem Steel Corporation and Walter N. Bargeron.

43. Indemnification Assurance Agreement dated March 1, 1992 between Bethlehem Steel Corporation and David P. Post.

44. Indemnification Assurance Agreement dated November 1, 1992 between Bethlehem Steel Corporation and Stephen G. Donches.

45. Indemnification Assurance Agreement dated November 1, 1992 between Bethlehem Steel Corporation and William H. Graham.

46. Indemnification Assurance Agreement dated November 1, 1992 between Bethlehem Steel Corporation and G. Penn Holsenbeck.

47. Indemnification Assurance Agreement dated March 1, 1993 between Bethlehem Steel Corporation and Benjamin R. Civiletti.

48. Indemnification Assurance Agreement dated March 1, 1993 between Bethlehem Steel Corporation and Worley H. Clark.

49. Indemnification Assurance Agreement dated March 1, 1993 between Bethlehem Steel Corporation and Harry P. Kamen.

50. Indemnification Assurance Agreement dated April 28, 1993 between Bethlehem Steel Corporation and Joseph F. Emig.

51. Indemnification Assurance Agreement dated April 28, 1993 between Bethlehem Steel Corporation and Andrew R. Futchko.

52. Indemnification Assurance Agreement dated April 28, 1993 between Bethlehem Steel Corporation and Timothy Lewis.

53. Indemnification Assurance Agreement dated April 28, 1993 between Bethlehem Steel Corporation and William E. Wickert, Jr.

54. Indemnification Assurance Agreement dated March 1, 1994 between Bethlehem Steel Corporation and Augustine E. Moffitt, Jr.

55. Indemnification Assurance Agreement dated March 16, 1994 between Bethlehem Steel Corporation and Lewis B. Kaden.

56. Indemnification Assurance Agreement dated January 31, 1996 between Bethlehem Steel Corporation and Shirley D. Peterson.

57. Indemnification Assurance Agreement dated May 1, 1996 between Bethlehem Steel Corporation and Gregory F. Paolini.

58. Indemnification Assurance Agreement dated May 1, 1996 between Bethlehem Steel Corporation and Malcolm J. Roberts.

59. Indemnification Assurance Agreement dated May 1, 1996 between Bethlehem Steel Corporation and Robert A. Rudzki.

60. Indemnification Assurance Agreement dated May 1, 1996 between Bethlehem Steel Corporation and Dorothy L. Stephenson.